UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2004


                                DATIGEN.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

             Utah                        0-26027              87-0626333
             ----                        -------             ------------
  (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)

                          c/o David Lubin & Associates
                              92 Washington Avenue
                           Cedarhurst, New York 11516
                    (Address of principal executive offices)

                                 (516) 569-9629
              (Registrant's telephone number, including area code)

                                 ---------------
         (Former name or former address, if changed since last report.)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective December 21, 2004, Adam Somer resigned as the Treasurer and a director of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DATIGEN.COM, INC.
                                          (Registrant)

                                          By: /s/ Amir Uziel
                                          -------------------------------------
                                          President and Chief Executive Officer

Date:  December 21, 2004